UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 20, 2004
                        (Date of earliest event reported)


                                DCAP GROUP, INC.
               (Exact name of Registrant as specified in charter)



     Delaware                       0-1665                    36-2476480
---------------------------       -----------        ---------------------------
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
incorporation)                                       Number)


                     1158 Broadway, Hewlett, New York 11557
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
                                                           --------------

Item 7.        Financial   Statements,   Pro  Forma  Financial  Information  and
               Exhibits.

(c)            Exhibits

               99.1 Press  Release,  dated  February  20,  2004,  issued by DCAP
                    Group, Inc.


Item 12.       Results of Operations and Financial Condition.

               On February 20, 2004, DCAP Group, Inc. issued a press release announcing its financial results for the year ended December 31, 2003 and providing guidance for 2004. A copy of the press release is furnished as Exhibit
99.1 hereto.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DCAP GROUP, INC.


Dated:  February 23, 2004                  By: /s/ Barry Goldstein
                                              --------------------------
                                              Barry Goldstein
                                              Chief Executive Officer